UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            June 26, 2003
                                                            -------------



                              Snap-On Incorporated
             (Exact name of registrant as specified in its charter)


         Delaware                      1-7724                   39-0622040
         --------                       ------                  ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                             Identification  No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------


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Item 7.       Financial Statements and Exhibits (furnished pursuant to Item 9)
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(c) Exhibits

     99       Press Release of Snap-on Incorporated, dated June 26, 2003


Item 9.           Regulation FD Disclosure
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On June 26, 2003, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Announces Expected Results for the Second Quarter and Updates Full-year Earnings Outlook." The text of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                SNAP-ON INCORPORATED


Date:  June 26, 2003            By: /s/ Martin M. Ellen
                                   -------------------------------------------
                                   Martin M. Ellen, Principal Financial Officer, Senior Vice President - Finance and
                                   Chief Financial Officer



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                             EXHIBIT INDEX

Exhibit Number               Description

   99 Press Release of Snap-on Incorporated, dated June 26, 2003 entitled "Snap-on Announces Expected Results for the Second Quarter and Updates Full-year Earnings Outlook."